SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Strategic High Yield Tax-Free Fund
The following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
Effective October 1, 2019, DWS Strategic High Yield Tax-Free Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.455% on the first $300 million of the fund’s average daily net assets, 0.405% on the next $200 million of the fund’s average daily net assets, 0.380% on the next $500 million of the fund’s average daily net assets, 0.360% on the next $500 million of the fund’s average daily net assets, 0.350% on the next $500 million of the fund’s average daily net assets, and 0.340% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.515% on the first $300 million of the fund’s average daily net assets, 0.465% on the next $200 million of the fund’s average daily net assets, 0.440% on the next $500 million of the fund’s average daily net assets, 0.420% on the next $500 million of the fund’s average daily net assets, 0.410% on the next $500 million of the fund’s average daily net assets, and 0.400% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 23, 2019
PROSTKR-83